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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 29, 2003


                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                   333-106323                 30-0183252
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 (STATE OR OTHER JURISDICTION        (COMMISSION              (I.R.S. EMPLOYER
      OF INCORPORATION)              FILE NUMBER)            IDENTIFICATION NO.)

      383 Madison Avenue
      New York, New York                                           10179
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    (ADDRESS OF PRINCIPAL                                        (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 272-2000







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Item 5.  OTHER EVENTS.

                  On or about September 30, 2003, the Registrant will cause the issuance and sale of approximately $1,157,811,000 initial principal amount of Bear Stearns ARM Trust 2003-7 Mortgage Pass-Through Certificates, Series 2003-7 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of September 1, 2003, between the Registrant as depositor, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, EMC Mortgage Corporation, as seller, and company and JPMorgan Chase Bank, as trustee.

                  In connection with the sale and the Series 2003-7, Class I-A, Class I-X, Class II-A, Class III-A, Class IV-A, Class IV-AM, Class V-A, Class V-X, Class VI-A, Class VII-A, Class VIII-A, Class IX-A, Class R-I, Class R-II, Class R-III, Class B-1, Class B-2, and Class B-3 Certificates (together the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-106323, which Computational Materials are being filed as exhibits to this report,

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      FINANCIAL STATEMENTS.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS



                   ITEM 601(A) OF
                   REGULATION S-K
EXHIBIT NO.         EXHIBIT NO.                        DESCRIPTION
-----------         -----------                        -----------
     1                   99              Computational Materials--Computational
                                         Materials (as defined in Item 5) that
                                         have been provided by the Underwriter
                                         to certain prospective purchasers of
                                         Bear Stearns ARM Trust 2003-7 Mortgage
                                         Pass-Through Certificates, Series
                                         2003-7 (filed in paper pursuant to the
                                         automatic SEC exemption pursuant to
                                         Release 33-7427, August 7, 1997)

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                               STRUCTURED ASSET MORTGAGE
                                               INVESTMENTS II INC.


                                               By: By: /s/ Baron Silverstein
                                                       -------------------------
                                               Name:   Baron Silverstein
                                               Title:  Vice President

Dated: September 29, 2003

                                  EXHIBIT INDEX



                      Item 601(a) of       Sequentially
                      Regulation S-K       Numbered
Exhibit Number        Exhibit No.          Description            Page
--------------        -----------          -----------            ----
1                     99                   Computational          Filed Manually
                                           Materials